Exhibit 10.2

POLYSILICON SUPPLY AGREEMENT

THIS POLYSILICON SUPPLY AGREEMENT (the “Agreement”), between SunEdison, Inc., a Delaware corporation with its principal offices located at 501 Pearl Drive (City of O’Fallon), St. Peters, MO 63376 USA (“Seller”), and SunEdison Semiconductor Limited, a Singapore company with its principal offices located at 11 Lorong 3, Toa Payoh, Blk B, 4th Floor, Jackson Square, Singapore 319579 (“Buyer”) is entered into effective as of             , 2014 (the “Effective Date”).

RECITALS:

WHEREAS, Seller manufactures high purity granular polysilicon (“Granular”) fit for use in solar and semiconductor applications (all Granular specifications under this Agreement are collectively referred to as the “Products” or individually as the “Product”);

WHEREAS, Buyer desires to secure a seven (7) year minimum supply of Products for its use in the manufacture of semiconductor products and Seller desires to supply such Products to Buyer at fixed and predetermined pricing during such term;

WHEREAS, Seller owns stainless steel drum containers designed for the storage and shipment of Product (“Shipping Drums”) and Buyer desires that Seller utilize such Shipping Drums for the supply of Product to Buyer hereunder; and

WHEREAS, each of Buyer and Seller wish to establish the terms and conditions pursuant to which Buyer shall purchase, and Supplier or Supplier’s Affiliates shall sell and deliver the Products, each as set form in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, the Buyer and the Seller agree as follows:

1. Term and Termination.

1.1. Term.

a) This Agreement shall become effective on the Effective Date and shall terminate on December 31, 2020, unless earlier terminated as set forth in this Agreement.

b) The Term of this Agreement may be extended for an additional period of time upon mutual written agreement between Buyer and Seller at any time prior to ninety (90) days from the termination date designated in Section 1.1 (a), with such written agreement to incorporate price, quantity and payment terms. For the avoidance of doubt, the pricing and quantity commitments applicable to the Term shall not apply to any extensions unless mutually agreed in writing.

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1.2. Termination.

a) Buyer may terminate this Agreement by providing no less than twelve (12) months’ written notice of its intent to terminate to Seller.

b) Seller may terminate this Agreement by providing no less than twenty-four (24) months’ written notice of its intent to terminate to Buyer.

c) Either Buyer or Seller may terminate this Agreement by written notice to the other party if the other party commits a material breach of this Agreement and fails to remedy such breach within thirty (30) days after written notice from the non-breaching party. The non-breaching party must include in the written notice the nature of the breach and demanding that the same be remedied. In addition, any party to this Agreement may terminate this Agreement by written notice to the other party, but only if such other party (a) becomes insolvent, (b) makes a general assignment for the benefit of creditors, (c) suffers or permits the appointment of a receiver for its business or assets, (d) becomes subject as the debtor to any proceeding under any bankruptcy or insolvency law, whether domestic or foreign, or (e) commences liquidation or dissolution proceedings, voluntarily or otherwise.

d) This Agreement shall automatically terminate upon a Change in Control of Buyer. For purposes of this Agreement, a “Change of Control” means, with respect to Buyer, the occurrence of any of the following: (i) a “Person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act and shall specifically exclude Seller and Seller’s Affiliates) becomes a beneficial owner, directly or indirectly, of equity representing fifty percent (50%) or more of the total voting power of Buyer’s then outstanding equity capital; (ii) Buyer merges into, is consolidated with or effects an amalgamation with another Person, or merges another Person into Buyer, on a basis whereby less than fifty percent (50%) of the total voting power of the surviving Person immediately after such merger, consolidation or amalgamation is represented by equity held directly or indirectly by former equity holders of (and in respect of their former equity holdings in) Buyer immediately prior to such merger, consolidation or amalgamation; and (iii) Buyer directly or indirectly sells, transfers or exchanges all, or substantially all, of its assets to another Person unless greater than fifty percent (50%) of the total voting power of the transferee receiving such assets is directly or indirectly owned by the equity holders of Buyer in respect of their former equity holdings in Buyer immediately prior to transfer.

1.3. Effect of Termination. The expiration or termination of this Agreement shall not relieve the Parties from any obligations accruing prior to such expiration or termination. In addition, the obligations of the Parties that expressly or by their nature would be reasonably interpreted to survive any expiration or termination of this Agreement shall so survive, including, without limitation, the provisions of Articles 5, 7, 8 and 10.

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2. Target Purchase Quantity; Minimum Purchase Requirement; Rolling Forecasts; Product Specification.

2.1. Target Purchase Quantity. During the Term of this Agreement, Buyer desires to secure from Seller a target aggregate quantity of Product of [***] metric tons (“MT”) per year (the “Target Purchase Quantity”) and Seller desires to supply Buyer the Target Purchase Quantity at the prices set forth in Exhibit A. Buyer shall use its best efforts to place binding purchase orders (“Purchase Orders”) each Calendar Quarter that in the aggregate equal the Target Purchase Quantity. Seller shall use its best efforts to accept such Purchase Orders. Buyer and Seller, however, shall only be obligated for the quantities as specified below in Sections 2.2 and 2.3.

2.2. Rolling Forecasts and Binding Orders. In order to permit Seller to regularly supply Buyer with its requirements of Product, Buyer shall on a quarterly basis submit to Seller a good faith estimate of the amount of the Product that Buyer will order from Seller for a twelve month period (each such estimate a “Rolling Forecast”). Buyer shall provide the Rolling Forecast on a quarterly basis, at least forty-five (45) days preceding each Calendar Quarter, with the first Rolling Forecast to be delivered at least forty-five (45) days prior to the commencement of the first Calendar Quarter during the Term. Buyer shall additionally provide Seller no later than thirty (30) days preceding each Calendar Quarter its binding purchase commitment for Product that Buyer identifies as needed from Seller in the next Calendar Quarter (each a “Binding Order”) and for each Binding Order, Buyer shall submit to Seller Purchase Orders, at a minimum, for a cumulative quantity of the Product stated in the Binding Order. In the absence of a Binding Order placed with Seller at thirty (30) days preceding the Calendar Quarter, the first three months quantity of Product included in the Rolling Forecast shall be deemed to be binding upon Buyer. Buyer’s forecasts for the Product for the remaining nine (9) months of each Rolling Forecast shall be estimates only and shall not be binding upon Buyer in any manner. Seller shall not have any binding commitment to supply amounts in excess of those amounts of Product provided in a Binding Order or an accepted Purchase Order. For purpose of this Agreement, “Calendar Quarter” shall mean January 1 to March 31, April 1 to June 30, July 1 to September 30, and October 1 to December 31.

2.3. Minimum Purchase Requirement. During the Term of this Agreement and beginning with the second Calendar Quarter of 2014, Buyer shall be required to purchase from Seller, during each Calendar Quarter no less than [***] MT of Product, (the “Minimum Purchase Requirement”). Buyer shall be required to purchase the Minimum Purchase Requirement at the prices set forth in Exhibit A, with any Purchase Shortfalls (as hereinafter defined) to be made up on a First-in, First-out basis using the pricing applicable at the Calendar Quarter in which the Purchase Shortfall was created, as provided in Section 2.4 below.

2.4. Purchase Shortfall. Notwithstanding Buyer’s actual current demand for Product, Buyer shall take delivery of and remit payment for all Product ordered pursuant to a Binding Order within the Calendar Quarter in which the Minimum Purchase Requirement is created, or Buyer shall be obligated to pay for the Purchase Shortfall as provided in this Section 2.4. At least thirty (30) days prior to the end of any Calendar Quarter, the parties shall determine whether Buyer has satisfied the Minimum Purchase Requirement for such Calendar Quarter. Subject to the provisions of Section 7 of this Agreement, if in a given Calendar Quarter Buyer

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

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purchases less Product than provided in the applicable Binding Order, Buyer shall pay to Seller within thirty (30) days after being invoiced therefore, the difference between (a) the amount that would have been payable by Buyer during such Calendar Quarter if Buyer had purchased the amount specified in the Binding Order and (b) the amount payable by Buyer during such Calendar Quarter for the actual volume of Product purchased from Seller based on the applicable price listed in Exhibit A (“Purchase Shortfall”). However, Buyer shall in no event be obligated to pay for the Purchase Shortfall that Seller failed to deliver in accordance with the provisions of this Section 2 for any reason, unless such failure results from Buyer’s failure to deliver adequate Shipping Drums in accordance with Section 3.3 hereof. If Buyer fails, for any reason, to take delivery of or pay for any portion of the Purchase Shortfall, Seller shall have the right (but not the obligation) to sell such portion, in whole or in part, to any third party and Buyer shall be liable and make a payment (the “Make-Whole Payment”) to Seller in the event Seller was not able to sell the Product to a third party at a price equal to or greater than the price listed in Exhibit A. The Make-Whole Payment shall be equal to the amount that Seller would have received if Buyer had purchased and paid for such portion of the Purchase Shortfall exceeds the price actually received by Seller, and net of selling costs, from a third party purchaser of such portion. If the foregoing sum is not positive, Buyer shall have no liability for its failure to take delivery of or pay for such portion of the Purchase Shortfall that has been sold to a third party. In the event that Seller is not able to sell or is requested by Buyer not to sell any portion of the Purchase Shortfall to a third party, Seller shall charge Buyer an inventory fee for the cost of storing such Purchase Shortfall and any related Shipping Drums at Seller’s facilities.

2.5. Supply Shortfall. Subject to the provisions of Section 7 of this Agreement, if Seller cannot supply, or reasonably anticipates that it will not be able to supply, the quantities of the Product set forth in a Purchase Order for any reason (a “Supply Shortfall”), Seller shall:

a) promptly provide a written notice to Buyer stating in reasonable detail the proposed remedial measures, the date such inability is expected to end and the amount of Product then available for delivery; and

b) take commercially reasonable efforts to procure the Product from a third party supplier on the market and then resell the Product to Buyer according to the terms provided herein until all of Buyer’s ordered quantities have been delivered or shall take commercially reasonable efforts to expedite delivery of the Product at Seller’s expense, including the use of air freight where delivery is otherwise greater than ten (10) business delays beyond the terms set forth in the applicable Purchase Order.

2.6. Shipping Drum Bottleneck. Notwithstanding the provisions of Section 2.5, Buyer acknowledges that Seller’s ability to supply the Product to Buyer at its location is dependent upon timely delivery of Shipping Drums to Seller in accordance with Section 3.3 hereof. Seller shall have no liability to Buyer for late or incomplete shipments under any Purchase Order due to Buyer’s failure to timely make available, deliver, or cause to deliver, an adequate quantity of Shipping Drums to enable Seller to fulfill such Purchase Order and any such late or incomplete shipments shall not constitute a Supply Shortfall hereunder. In the event

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that Buyer fails to make available, deliver or cause to deliver the Shipping Drums to Seller in accordance with the terms of this Agreement and Seller cannot make delivery of the Product under the terms of any Purchase Order, Buyer shall pay to Seller an inventory fee for the cost of storing such Product at Seller’s facilities until such time as the Shipping Drums are returned to Seller.

2.7. Product Specification. The Products to be supplied under this Agreement shall meet the quality requirements and specifications as agreed to by the Parties as set forth in Exhibit B (the “Product Specifications”) to this Agreement. Seller shall maintain, in accordance with Seller’s standard procedures, accurate records and data for any quality testing done by or for Seller of any Products purchased by Buyer hereunder and shall make such records and test data available to Buyer upon reasonable request.

3. Price; Payment Terms; Delivery.

3.1. Price. The price per kilogram (“kg”) for Products delivered hereunder shall be as set forth on Exhibit A. The prices shall be firm until December 31, 2020, however, such prices are subject to adjustment at the sole discretion of Seller only after providing two years’ written notice to Buyer of the adjusted prices.

3.2. Payment Terms. Seller shall issue an invoice denominated in US Dollars to Buyer for each shipment of Product. Payment for each invoice shall be due net within thirty (30) days from the date of such invoices. Payment of invoices by Buyer shall be by wire transfer, ACH, check or by other means as mutually agreed on by the parties.

3.3. Delivery and Title Transfer. All Product is sold FCA Shipping Point (Incoterms 2010) as specified by Seller. All Product will be packaged and shipped in Seller’s Shipping Drums, which Buyer shall make available, deliver or cause to deliver to Seller’s manufacturing facility in Pasadena, Texas at Seller’s expense at least 30 days prior to the delivery date specified in any Purchase Order. Buyer will arrange for and pay all freight, insurance and shipping costs associated with the delivery of the Product and the Shipping Drums to Buyer. Seller will arrange for and pay all ocean freight, insurance and shipping costs associated with the return delivery of the Shipping Drums to Seller from Buyer’s facilities. If return delivery of the Shipping Drums is required to be expedited, such as through the use of air freight, from a facility controlled by Buyer to Seller’s manufacturing facility at no fault of Seller, Buyer shall arrange for all shipping costs incremental to those otherwise borne by Seller.

3.4. Set-off. Only uncontested or legally proved claims shall entitle Buyer to set-off or withhold payment to Seller in the respective amount proven.

4. Orders and Deliveries.

4.1. Purchase Orders. All orders by Buyer for Product hereunder shall be made by means of a written or electronic purchase order. Any specific instructions for shipment will be conveyed via the purchase order. All such purchase orders shall be subject to the terms and conditions set forth in this Agreement, as supplemented by the confirmed quantities. Buyer’s purchase order will be deemed to be accepted by Seller unless written notification and justification to the contrary is received by Buyer within twenty-four (24) hours of Seller’s receipt

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of the purchase order. Unless expressly agreed in writing by Seller and Buyer, no additional or different terms or conditions contained in any quotation, sales order, acknowledgement form, purchase order or other communication from Seller or Buyer shall be binding upon Seller or Buyer, and each party objects to any such additional or different terms or conditions. No accepted purchase order may be cancelled or altered except upon terms and conditions acceptable to both Seller and Buyer, as evidenced by its written consent. Invoices shall reference the applicable purchase order and shall be submitted for payment by Seller to the Buyer accounts payable address specified in writing from time to time by Buyer. To the extent there is any conflict between the terms and conditions of this Agreement and of any purchase order, the terms of this Agreement shall apply.

5. Warranty of Seller; Disclaimer of Other Warranties; Buyer’s Exclusive Remedy.

5.1. Specifications. Seller warrants that the Products sold under this Agreement shall conform to the specifications established in writing by Seller and agreed to in writing by Buyer from time to time for such Products.

5.2. Disclaimer. THE WARRANTY SET FORTH HEREIN IS IN LIEU OF ANY AND ALL WARRANTIES EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. BUYER ACKNOWLEDGES THAT NO OTHER REPRESENTATIONS WERE MADE TO IT OR RELIED ON BY BUYER WITH RESPECT TO THE QUALITY AND FUNCTION OF THE PRODUCT HEREIN SOLD. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER EXPRESSLY DISCLAIMS ANY WARRANTY THAT ANY PRODUCT SHALL CONFORM TO ANY SPECIFICATION OR STANDARD OF PERFORMANCE COMMUNICATED TO BUYER’S CUSTOMERS, SUBCONTRACTORS, SUBSIDIARIES OR AFFILIATES.

5.3. Buyer’s Remedies. Buyer’s sole and exclusive remedy for failure of the Product sold under this Agreement to meet specifications, or for failure of any other obligation of Seller relating to the quality of Product to be sold under this Agreement, shall be expressly limited to Seller issuing a credit to Buyer’s account for the quantity of Product that does not conform to the warranty set forth in this Section 5. Buyer shall have the option to obtain replacement Product from Seller in the event of a breach of Seller’s warranty set forth in this Section 5 in volumes not to exceed the amount of the order which is being replaced and at the then current price as set forth in Exhibit A. If Buyer obtains replacement Product from Seller, such replacement Product shall not be subject to the estimate and order terms set forth in Section 4 of this Agreement.

5.4. Limitation of Liability. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR INCIDENTAL DAMAGES ARISING UNDER CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR ANY OTHER THEORY OF LIABILITY. Such disclaimed damages include but are not limited to loss of profits, damage to property, or claims of third parties. In any event, Seller’s total liability under this Agreement shall be limited to the purchase price paid to Seller for Product within the immediately-preceding three (3) month period.

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6. Risk of Loss. Risk of loss or damage to Product shall pass to Buyer consistent with the terms set forth in Section 3.3.

7. Force Majeure. No party shall be liable or responsible for any delay or failure to perform due to any cause or condition beyond its reasonable control, whether foreseeable or not, including, without limitation, acts of God, war, riot, fire, explosion, accident, flood or sabotage; lack of adequate fuel, power, raw materials, labor, containers or transportation facilities; compliance with governmental requests, laws, regulations, orders, action or national defense requirements, embargoes or acts of civil or military authorities; theft, breakage or failure of machinery or apparatus; or in the event of labor trouble, strike, lockout or injunction (it being agreed that neither party shall be required to settle a labor dispute against its own best judgment). Each party shall give prompt written notice to the other parties of any such event, and any affected orders shall be suspended for the duration of the delay. Any party may, by prior written notice, terminate all or any part of the uncompleted portion of an order(s) if delivery is delayed more than ninety (90) days due to causes covered by this provision. If Seller determines that its ability to supply the total demand for the Product is hindered, limited or made impracticable due to any of the causes covered by this provision, Seller may allocate its available supply of Product (without obligation to acquire other supplies of any such goods or material) first to itself for the purposes described in Section 2 hereof on such basis as Seller determines to be equitable without liability for any failure of performance which may result there from.

8. Indemnification. Without prejudice to what is stated under Sections 5.2, 5.3 and 5.4 above (which in any case shall prevail), Buyer shall indemnify and hold Seller and its directors, officers, employees, contractors and agents, harmless from any liability (including reasonable attorneys’ fees), harmless from and against any and all loss, claim, damage, liability, cost and expense caused by or resulting from any claim, suit, cause of action, action or proceeding of any kind whatsoever against Seller, arising out of or in connection with this Agreement and the transactions contemplated hereby which may result from Buyer’s breach of this Agreement. It is also understood and agreed that Seller shall indemnify and defend Buyer and its directors, officers, employees, contractors and agents, from any liability (including reasonable attorneys’ fees) for any loss, damage or injury to persons or property which may result from the breach of Seller’s representations, warranties, and covenants in this Agreement.

9. Taxes and Governmental Charges. Any existing tax, excise or governmental charge imposed, or any increase in or any new or additional tax or charge imposed after the date of this Agreement, other than taxes on or measured by income of Seller, upon the sale, shipment, delivery, use, storage or consumption of the Product sold under this Agreement which is imposed by any federal, state or local authorities and which becomes assessed upon and payable as to the Product delivered to Buyer under the terms of this Agreement, shall be paid by Buyer in addition to the price paid for Product as set forth in Exhibit A of this Agreement.

10. General Provisions.

10.1. Confidentiality. Each party acknowledges and agrees that the core terms of this Agreement, including pricing, quantity commitments and product specifications, should be considered confidential information and further, that in connection with the rights and obligations created under this Agreement, each party may gain access to additional confidential

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information of the other Party and each Party hereby agrees that all such information shall be subject to the provisions of the Mutual Non-Disclosure Agreement executed by the Parties and in force as of the Effective Date (the “Mutual Non-Disclosure Agreement”). For the avoidance of doubt, the Parties hereby acknowledge and agree the provisions of the Mutual Non-Disclosure Agreement shall survive for a period of ten (10) years following the expiration or termination of this Agreement.

10.2. No Partnership. Nothing contained in this Agreement shall create or shall be construed as creating a partnership, a joint venture or an agency relationship between the parties to this Agreement. The parties agree to perform in accordance with this Agreement only as independent contractors. Neither party has the right or authority to assume or create any obligations or responsibilities, express or implied, on behalf of the other party, and neither party may bind the other party in any manner or thing whatsoever. Neither party shall be liable, except as expressly provided otherwise in this Agreement, for any expenses, liabilities or other obligations incurred by the other.

10.3. Waiver. Failure or delay by either party to insist on the strict performance of any term or condition in this Agreement, or to pursue any claim or right arising under this Agreement, will not constitute or be construed as waiver of such term, condition, claim or right. Any waiver by either party of a breach of any term or condition of this Agreement shall not constitute or be construed as a waiver of any subsequent breach of the same term or condition or any breach of a different term or condition.

10.4. Notice. Each notice required or permitted hereunder shall be addressed to the following addresses (or at such other addresses for a party as shall be specified by like notice) and shall be in writing and shall be deemed given (a) in the case of personal delivery, when personally delivered to the recipient, or (b) in the case of mailing, on the third business day following the deposit with an internationally recognized carrier such as Federal Express, DHL or UPS of such notice, and addressed to the party being given notice at such address of which either party may advise the other in writing, (c) in the case of facsimile transmission, on the day of transmission to the receiving party’s facsimile number set forth on the signature page hereof, or to such other facsimile number of which either party may advise the other in writing, provided such facsimile is confirmed via the method described in (b) above.

If to Buyer:	SunEdison Semiconductor Limited
11 Lorong 3, Toa Payoh, Blk B, 4th Floor, Jackson Square, Singapore 319579

Attention: General Counsel

If to Seller:	SunEdison, Inc.
501 Pearl Drive (City of O’Fallon) St. Peters, MO 63376 USA
Fax: 866-773-0793
Attention: General Counsel

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10.5. Captions. Captions of Sections of this Agreement are included for reference only, shall not be construed as part of this Agreement and shall not be used to define, limit, extend or interpret the terms of this Agreement.

10.6. Assignment. This Agreement may not be assigned or otherwise transferred by Seller without the written consent of the Buyer, nor by Buyer without the written consent of Seller. Notwithstanding the foregoing, either party may assign this Agreement without restriction to any of its affiliated entities upon providing written notice to the other party, provided no such transfer shall operate to relieve the transferring party of its obligations hereunder.

10.7. Governing Law. This Agreement shall be interpreted in accordance with the laws of the State of Texas, without regard to conflict of laws principles.

10.8. Dispute Resolution. If a dispute arises, the Parties will attempt to resolve the dispute by meeting among authorized representative of the Parties. Such meeting shall occur with thirty (30) days of the notice of dispute. If the dispute is not resolved after conducting the above meeting, the Parties consent and agree that any claim, disputes and demands pursuant to this Agreement, except for requests for equitable relief by way of an injunction or restraining order, shall be submitted to binding arbitration, which shall be held in New York in accordance with the rules of the American Arbitration Association (“AAA”) pertaining to commercial arbitration. Within thirty (30) days after either party has notified the other in writing that it is submitting a claim, dispute or demand to arbitration, one arbitrator shall be appointed in accordance with said rules. The arbitrator shall have no authority to award punitive damages or any other damages excluded herein. A hearing of no more than five (5) consecutive business days shall be completed within 180 days from the statement of claim for arbitration. The arbitration award shall be by a written decision containing findings of fact and conclusions of law and shall be final and binding. If an arbitration is commenced and an arbitration award is written, the prevailing party shall be entitled to recover the reasonable attorney fees and costs incurred in the prosecution or defense of the suit or action.

10.9. Severability. If any provision of this Agreement shall be deemed illegal or unenforceable, such illegality or unenforceability shall not affect the validity and enforceability of any legal and enforceable provisions hereof, unless such illegality or unenforceability shall destroy the underlying business purpose of this Agreement.

10.10. Entire Agreement. This Agreement, including any exhibit or addendum attached hereto, if any, constitutes the entire agreement between the parties with respect to the purchase and sale of Product, and supersedes any and all prior agreements, understandings and conditions by and between the parties on the subject matter of this Agreement, and, except as otherwise provided in this Agreement, this Agreement may be modified or amended only by a writing executed by the parties to this Agreement.

10.11. Cumulative Remedies. Each and every right and remedy under this Agreement is cumulative with each and every other right and remedy in this Agreement or in any other Agreement between the parties or under applicable law.

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[Remainder of page intentionally left blank; signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

SUNEDISON, INC.	SUNEDISON SEMICONDUCTOR LIMITED

By:	By:
Name:	Name:
Title:	Title:

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EXHIBIT A

Prices

The following will be the Prices of all Product purchased by Buyer from Seller under the Agreement. Buyer shall be entitled to a [***] volume discount for Binding Orders placed in excess of [***] MT per quarter as reflected in the below table under the heading “Volume Discount Price.”

Contract Year	Volume Discount Price (per kilogram)	Price (per kilogram)
1/1/2014 – 12/31/2014	[***]	[***]
1/1/2015 – 12/31/2015	[***]	[***]
1/1/2016 – 12/31/2016	[***]	[***]
1/1/2017 – 12/31/2017	[***]	[***]
1/1/2018 – 12/31/2018	[***]	[***]
1/1/2019 – 12/31/2019	[***]	[***]
1/1/2020 – 12/31/2020	[***]	[***]

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

A-1

EXHIBIT B

Product Specifications

B-1

Granular Polysilicon – P17 – SunEdison Pasadena (GMS0752)

Material ID	P17 (Pasadena Reference) [***]

Material Description	Polysilicon granules used as feed stock in crystal pulling to produce single crystal silicon

Approved Manufacturer/ Supplier	SunEdison Pasadena, Texas

Material Formulation/ Components	N/A

Material Property	Specification
Appearance	100% granular polysilicon free of foreign objects/materials.
Elemental/Metals Analysis	(See Granular Polysilicon Testing Protocol)
ACCEPTORS
Boron	≤ [***] ppba
Aluminum	≤ [***] ppba

DONORS
Phosphorous	≤ [***] ppba
Arsenic	≤ [***] ppba
Carbon	≤ [***] ppma (ship-to-control less than equal [***] ppma)

METALS
Chromium	≤ [***] ppba (ship-to-control less than equal [***] ppba)
Nickel	≤ [***] ppba (ship-to-control less than equal [***] ppba)

Controlled Document – Property of SunEdison. Control is Void if document is printed or electronically duplicated. Information contained herein may not be revealed,

disclosed, or provided to unauthorized persons or sent outside SunEdison without prior authorization. Match printed version to documentation database.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Material Property	Specification
Iron	≤ [***] ppba (ship-to-control less than equal [***] ppba)
Copper	Less than equal [***] ppba
Sodium	≤ [***] ppba

Hydrogen	≤ [***] ppmw*

Granule Size	[***] Weight Max. ≤ [***] microns

Note	* Hydrogen level is based on [***].

Special Instructions

Classification	[***]

Ship to Control

Parameters with selected ship-to-control levels (based on drum level data) should be communicated to the sites for a waiver if poly lots’ data are higher than ship-to-control limit, but still within spec. Control limits will be reviewed on a semi-annual basis and may be updated based on performance requirements.

All related specified parameters’ Control Charts to be provided to SunEdison’s plants and identified corporate personnel on a monthly basis.

Metal Analysis	See Granular Polysilicon Testing Protocol. Any changes to sampling and testing plan must be approved by receiving sites before implementation through the Change Management Process.

Controlled Document – Property of SunEdison. Control is Void if document is printed or electronically duplicated. Information contained herein may not be revealed,

disclosed, or provided to unauthorized persons or sent outside SunEdison without prior authorization. Match printed version to documentation database.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Packaging

•    Material to be packaged in [***] stainless steel drums containing[***]; one partial drum < 300 kg. can be part of lot shipment to maintain lot traceability integrity.

•    Drums must be free of dirt, dust and/or rust.

•    Drums must be free of defects that could compromise poly and/or safe handling; e.g., large dents, loose lids, bolts, clamps, etc.

•    Lid gasket must be firmly attached in place and in good condition.

•    Drums must be free of loose [***].

•    Any new drums obtained for shipping granular polysilicon will strictly adhere to MEMC Dwg. # 02-20-96-01-ME-58 (Latest revision on file at Pasadena Site Documentation Center).

•    Cone top lid is based on MEMC Dwg. #02-20-96-01-ME-98 (Latest revision on file at Pasadena Site Documentation Center).

•    Any changes to drum specifications must be approved by both Pasadena , SunEdison Corporate/Semi and user Semi sites.

Labeling	• Drums must be properly labeled and number clearly present. • Packing slips must be attached to each drum providing: • Drum number; • Lot number; • Date filled; • Net weight.

Palletizing	• Drums must be palletized by lots. • Pallets with more than one lot must be clearly identified as such from date of manufacturer.

Age Control	• Supplier will strive to ship each SunEdison plant in a FIFO manner by production dates. Different materials are to be regarded separately relative to FIFO.

Controlled Document – Property of SunEdison. Control is Void if document is printed or electronically duplicated. Information contained herein may not be revealed,

disclosed, or provided to unauthorized persons or sent outside SunEdison without prior authorization. Match printed version to documentation database.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Granular Polysilicon Testing Protocol

Analysis	Test Method	Detection Limit Capability	Frequency	Data Recording
B, P, As, Al	LTFTIR	[***] ppba ([***])	As defined in QS-10.20 In-Process Sampling and Testing Plan.doc	All data recorded in appropriate Database. CoA should be available before shipment.
C	LTFTIR	[***] ppma
Hydrogen	[***]	[***] ppmw
Metals	AAS or ICP/MS	[***] ppba [***] ppba [***] ppba
Granule Size	Sieve/laser Particle Analyzer
Cu, Na	ICPMS	[***]	Per QS-10.20 (bulk digestion can be used for Cu)

*NOTE on Drum-level Data: Site engineer/IQC/QA should be able to access Pasadena Poly CoA data via the Global eCoQC database, thus eliminating the requirement for Pasadena to notify engineering at the receiving site(s).

Controlled Document – Property of SunEdison. Control is Void if document is printed or electronically duplicated. Information contained herein may not be revealed, disclosed, or provided to unauthorized persons or sent outside SunEdison without prior authorization. Match printed version to documentation database.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Granular Polysilicon – P17 [***] – SunEdison Pasadena (GMS0750)

Material ID	P17 LBP (Pasadena Reference) [***]

Material Description	P17 LBP (Pasadena Reference) [***]

Approved Manufacturer/ Supplier	SunEdison Pasadena, Texas

Material Formulation/ Components	N/A

Material Property	Specification
Appearance	100% granular polysilicon free of foreign objects/materials.
Elemental/Metals Analysis	(See Granular Polysilicon Testing Protocol)
ACCEPTORS
Boron	≤ [***] ppba
Aluminum	≤ [***] ppba

DONORS
Phosphorous	≤ [***] ppba
Arsenic	≤ [***] ppba
Carbon	≤ [***] ppma (ship-to-control less than equal [***] ppma)
Resistivity	> or = to [***] ohm.cm*
METALS
Chromium	≤ [***] ppba (ship-to-control less than equal [***] ppba)
Nickel	≤ [***] ppba (ship-to-control less than equal [***] ppba)
Iron	≤ [***] ppba (ship-to-control less than equal [***] ppba)

Controlled Document – Property of SunEdison. Control is Void if document is printed or electronically duplicated. Information contained herein may not be revealed,

disclosed, or provided to unauthorized persons or sent outside SunEdison without prior authorization. Match printed version to documentation database.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Material Property	Specification
Copper	Less than equal [***] ppba
Sodium	≤ [***] ppba

Hydrogen	≤ [***] ppmw**

Granule Size	[***] Weight Max. ≤ [***] microns

Notes	* [***]

** [***]

Special Instructions

Note	[***]

Classification	[***]

Ship to Control

Parameters with selected ship-to-control levels (based on drum level data) should be communicated to the sites for a waiver if poly lots’ data are higher than ship-to-control limit, but still within spec. Control limits will be reviewed on a semi-annual basis and may be updated based on performance requirements.

All related specified parameters’ Control Charts to be provided to SunEdison’s plants and identified corporate personnel on a monthly basis.

Metal Analysis	See Granular Polysilicon Testing Protocol. Any changes to sampling and testing plan must be approved by receiving sites before implementation through the Change Management Process.

Controlled Document – Property of SunEdison. Control is Void if document is printed or electronically duplicated. Information contained herein may not be revealed,

disclosed, or provided to unauthorized persons or sent outside SunEdison without prior authorization. Match printed version to documentation database.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Packaging

•    Material to be packaged in [***] stainless steel drums containing [***]; one partial drum < [***] kg. can be part of lot shipment to maintain lot traceability integrity.

•    Drums must be free of dirt, dust and/or rust.

•    Drums must be free of defects that could compromise poly and/or safe handling; e.g., large dents, loose lids, bolts, clamps, etc.

•    Lid gasket must be firmly attached in place and in good condition.

•    Drums must be free of loose [***].

•    Any new drums obtained for shipping granular polysilicon will strictly adhere to MEMC Dwg. # 02-20-96-01-ME-58 (Latest revision on file at Pasadena Site Documentation Center).

•    Cone top lid is based on MEMC Dwg. #02-20-96-01-ME-98 (Latest revision on file at Pasadena Site Documentation Center).

•    Any changes to drum specifications must be approved by both Pasadena, SunEdison Corporate/Semi and user Semi sites.

Labeling	• Drums must be properly labeled and number clearly present. • Packing slips must be attached to each drum providing: • Drum number; • Lot number; • Date filled; • Net weight.

Palletizing	• Drums must be palletized by lots. • Pallets with more than one lot must be clearly identified as such from date of manufacturer.

Age Control	• Supplier will strive to ship each SunEdison plant in a FIFO manner by production dates. Different materials are to be regarded separately relative to FIFO.

Controlled Document – Property of SunEdison. Control is Void if document is printed or electronically duplicated. Information contained herein may not be revealed,

disclosed, or provided to unauthorized persons or sent outside SunEdison without prior authorization. Match printed version to documentation database.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Granular Polysilicon Testing Protocol

Analysis	Test Method	Detection Limit Capability	Frequency	Data Recording
B, P, As, Al	LTFTIR	[***] ppba [***]	As defined in QS-10.20 In-Process Sampling and Testing Plan.doc (see note below for drum-level data in addition to QS-10.20)	All data recorded in appropriate Database. CoA should be available before shipment.
C	LTFTIR	[***] ppma
Hydrogen	[***]	[***] ppmw
Metals	AAS or ICP/MS	[***] ppba [***] ppba [***] ppba
Granule Size	Sieve/laser Particle Analyzer
Cu, Na	ICPMS	[***]	Per QS-10.20 (bulk digestion can be used for Cu)
Drum-level			Each drum for a given lot must be analyzed for boron, phosphorus, arsenic, and aluminum,

*NOTE on Drum-level Data: Site engineer/IQC/QA should be able to access Pasadena Poly CoA data via the Global eCoQC database, thus eliminating the requirement for Pasadena to notify engineering at the receiving site(s).

Controlled Document – Property of SunEdison. Control is Void if document is printed or electronically duplicated. Information contained herein may not be revealed,

disclosed, or provided to unauthorized persons or sent outside SunEdison without prior authorization. Match printed version to documentation database.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Granular Polysilicon – P43 [***] – SunEdison Pasadena (GMS0743)

Material ID	P43 LBP (Pasadena Reference) [***]

Material Description	Polysilicon granules used as feed stock in crystal pulling to produce single crystal silicon [***]

Approved Manufacturer/Supplier	SunEdison Pasadena, Texas

Material Formulation/ Components	N/A

Material Property	Specification
Appearance	100% granular polysilicon free of foreign objects/materials.
Elemental/Metals Analysis	(See Granular Polysilicon Testing Protocol)
ACCEPTORS
Boron	≤ [***] ppba
Aluminum	≤ [***] ppba

DONORS
Phosphorous	≤ [***] ppba
Arsenic	≤ [***] ppba
Carbon	≤ [***] ppma (ship-to-control less than equal [***] ppma)
Resistivity	> or = to [***] ohm.cm*
METALS
Chromium	≤ [***]ppba (ship-to-control less than equal [***] ppba)
Nickel	≤ [***] ppba (ship-to-control less than equal [***] ppba)
Iron	≤ [***] ppba (ship-to-control less than equal [***] ppba)

Controlled Document – Property of SunEdison. Control is Void if document is printed or electronically duplicated. Information contained herein may not be revealed,

disclosed, or provided to unauthorized persons or sent outside SunEdison without prior authorization. Match printed version to documentation database.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Material Property	Specification
Copper	Less than equal [***] ppba
Sodium	≤ [***] ppba

Hydrogen	≤ [***] ppmw

Granule Size	[***] Weight Max. ≤ [***] microns

Note	* [***]

Special Instructions

Note	[***]

Classification	[***]

Ship to Control	Parameters with selected ship-to-control levels (based on drum levels) should be communicated to the sites for a waiver if poly lots’ data are higher than ship-to-control limit, but still within spec. Control limits will be reviewed on a semi-annual basis and may be updated based on performance requirements.

All related specified parametesr’ Control Charts to be provided to SunEdison’s plants and identified corporate personnel on a monthly basis.

Metal Analysis	See Granular Polysilicon Testing Protocol. Any changes to sampling and testing plan must be approved by receiving sites before implementation through the Change Management Process.

Controlled Document – Property of SunEdison. Control is Void if document is printed or electronically duplicated. Information contained herein may not be revealed,

disclosed, or provided to unauthorized persons or sent outside SunEdison without prior authorization. Match printed version to documentation database.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Packaging

•    Material to be packaged in [***] stainless steel drums containing [***]; one partial drum < [***] kg. can be part of lot shipment to maintain lot traceability integrity.

•    Drums must be free of dirt, dust and/or rust.

•    Drums must be free of defects that could compromise poly and/or safe handling; e.g., large dents, loose lids, bolts, clamps, etc.

•    Lid gasket must be firmly attached in place and in good condition.

•    Drums must be free of loose [***].

•    Any new drums obtained for shipping granular polysilicon will strictly adhere to MEMC Dwg. # 02-20-96-01-ME-58 (Latest revision on file at Pasadena Site Documentation Center).

•    Cone top lid is based on MEMC Dwg. #02-20-96-01-ME-98 (Latest revision on file at Pasadena Site Documentation Center).

•    Any changes to drum specifications must be approved by both Pasadena , SunEdison Corporate/Semi and user Semi sites.

Labeling	• Drums must be properly labeled and number clearly present. • Packing slips must be attached to each drum providing: • Drum number; • Lot number; • Date filled; • Net weight.

Palletizing	• Drums must be palletized by lots. • Pallets with more than one lot must be clearly identified as such from date of manufacturer.

Age Control	• Supplier will strive to ship each SunEdison plant in a FIFO manner by production dates. Different materials are to be regarded separately relative to FIFO.

Controlled Document – Property of SunEdison. Control is Void if document is printed or electronically duplicated. Information contained herein may not be revealed,

disclosed, or provided to unauthorized persons or sent outside SunEdison without prior authorization. Match printed version to documentation database.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Granular Polysilicon Testing Protocol

Analysis	Test Method	Detection Limit Capability	Frequency	Data Recording
B, P, As, Al	LTFTIR	[***] ppba [***]	As defined in QS-10.20 In-Process Sampling and Testing Plan.doc (see note below for drum-level data in addition to QS-10.20)	All data recorded in appropriate Database. CoA should be available before shipment.
C	LTFTIR	[***] ppma
Hydrogen	[***]	[***] ppmw
Metals	AAS or ICP/MS	[***] ppba [***] ppba [***] ppba
Granule Size	Sieve/laser Particle Analyzer
Cu, Na	ICPMS	[***]	Per QS-10.20 (bulk digestion can be used for Cu)
Drum-level			Each drum for a given lot must be analyzed for boron, phosphorus, arsenic, and aluminum,

*NOTE on Drum-level Data: Site engineer/IQC/QA should be able to access Pasadena Poly CoA data via the Global eCoQC database, thus eliminating the requirement for Pasadena to notify engineering at the receiving site(s).

Controlled Document – Property of SunEdison. Control is Void if document is printed or electronically duplicated. Information contained herein may not be revealed,

disclosed, or provided to unauthorized persons or sent outside SunEdison without prior authorization. Match printed version to documentation database.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Granular Polysilicon – P43 [***] – SunEdison Pasadena (GMS0707)

Material ID	P43 (Pasadena Reference)

Material Description	Polysilicon granules used as feed stock in crystal pulling to produce single crystal silicon

Approved Manufacturer/Supplier	SunEdison Pasadena, Texas

Material Formulation/ Components	N/A

Material Property	Specification
Appearance	100% granular polysilicon free of foreign objects/materials.
Elemental/Metals Analysis	(See Granular Polysilicon Testing Protocol)
ACCEPTORS
Boron	≤ [***] ppba
Aluminum	≤ [***] ppba

DONORS
Phosphorous	≤ [***] ppba
Arsenic	≤ [***] ppba
Carbon	≤ [***] ppma (ship-to-control less than equal [***] ppma)

METALS
Chromium	≤ [***]ppba (ship-to-control less than equal [***] ppba)
Nickel	≤ [***] ppba (ship-to-control less than equal [***] ppba)
Iron	≤ [***] ppba (ship-to-control less than equal [***] ppba)

Controlled Document – Property of SunEdison. Control is Void if document is printed or electronically duplicated. Information contained herein may not be revealed,

disclosed, or provided to unauthorized persons or sent outside SunEdison without prior authorization. Match printed version to documentation database.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Material Property	Specification
Copper	Less than equal [***] ppba
Sodium	≤ [***] ppba

Hydrogen	≤ [***] ppmw

Granule Size	[***] Weight Max. ≤ [***] microns

Special Instructions

Classification	[***]

Ship to Control	Parameters with selected ship-to-control levels (based on drum level data) should be communicated to the sites for a waiver if poly lots’ data are higher than ship-to-control limit, but still within spec. Control limits will be reviewed on a semi-annual basis and may be updated based on performance requirements.

All related specified parameters’ Control Charts to be provided to SunEdison’s plants and identified corporate personnel on a monthly basis.

Metal Analysis	See Granular Polysilicon Testing Protocol. Any changes to sampling and testing plan must be approved by receiving sites before implementation through the Change Management Process.

Controlled Document – Property of SunEdison. Control is Void if document is printed or electronically duplicated. Information contained herein may not be revealed,

disclosed, or provided to unauthorized persons or sent outside SunEdison without prior authorization. Match printed version to documentation database.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Packaging

•    Material to be packaged in [***] stainless steel drums containing [***]; one partial drum < [***] kg. can be part of lot shipment to maintain lot traceability integrity.

•    Drums must be free of dirt, dust and/or rust.

•    Drums must be free of defects that could compromise poly and/or safe handling; e.g., large dents, loose lids, bolts, clamps, etc.

•    Lid gasket must be firmly attached in place and in good condition.

•    Drums must be free of loose [***].

•    Any new drums obtained for shipping granular polysilicon will strictly adhere to MEMC Dwg. # 02-20-96-01-ME-58 (Latest revision on file at Pasadena Site Documentation Center).

•    Cone top lid is based on MEMC Dwg. #02-20-96-01-ME-98 (Latest revision on file at Pasadena Site Documentation Center).

•    Any changes to drum specifications must be approved by both Pasadena , SunEdison Corporate/Semi and user Semi sites.

Labeling	• Drums must be properly labeled and number clearly present. • Packing slips must be attached to each drum providing: • Drum number; • Lot number; • Date filled; • Net weight.

Palletizing	• Drums must be palletized by lots. • Pallets with more than one lot must be clearly identified as such from date of manufacturer.

Age Control	• Supplier will strive to ship each SunEdison plant in a FIFO manner by production dates. Different materials are to be regarded separately relative to FIFO.

Controlled Document – Property of SunEdison. Control is Void if document is printed or electronically duplicated. Information contained herein may not be revealed,

disclosed, or provided to unauthorized persons or sent outside SunEdison without prior authorization. Match printed version to documentation database.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Granular Polysilicon Testing Protocol

Analysis	Test Method	Detection Limit Capability	Frequency	Data Recording
B, P, As, Al	LTFTIR	[***] ppba [***]	As defined in QS-10.20 In-Process Sampling and Testing Plan.doc	All data recorded in appropriate Database. CoA should be available before shipment.
C	LTFTIR	[***] ppma
Hydrogen	[***]	[***] ppmw
Metals	AAS or ICP/MS	[***] ppba [***] ppba [***] ppba
Granule Size	Sieve/laser Particle Analyzer
Cu, Na	ICPMS	[***]	Per QS-10.20 (bulk digestion can be used for Cu)

*NOTE on Drum-level Data: Site engineer/IQC/QA should be able to access Pasadena Poly CoA data via the Global eCoQC database, thus eliminating the requirement for Pasadena to notify engineering at the receiving site(s).

Controlled Document – Property of SunEdison. Control is Void if document is printed or electronically duplicated. Information contained herein may not be revealed,

disclosed, or provided to unauthorized persons or sent outside SunEdison without prior authorization. Match printed version to documentation database.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.